UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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ISOTIS, INC.

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Filed by IsoTis, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: IsoTis, Inc.
Commission File No.: 001-33272
This filing relates to the proposed acquisition of IsoTis, Inc. (“IsoTis”) by Integra Lifesciences Holdings Corporation (“Integra”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 6, 2007 among Integra, Ice Mergercorp, Inc. and IsoTis. The Agreement and Plan of Merger is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by IsoTis on August 7, 2007 and is incorporated by reference into this filing.
The following items were provided as indicated below: slides presented by Integra’s management to Canaccord Capital Inc.
The following are slides that were presented by Integra’s management to Canaccord Capital Inc. on August 9, 2007:

August 2007 A world leader in regenerative medicine and medical devices used in neurosurgery, extremity reconstruction, orthopedics and general surgery

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among others, statements concerning management's expectations of future financial results, potential business acquisitions, government agency approvals, additional indications and therapeutic applications for medical products, biologics, and medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Integra's Annual Report on Form 10-K for the year ended December 31, 2006 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Nasdaq: IART Safe Harbor Statement

Why Invest in Integra? Market leading positions in niche markets - Neurosurgery - Surgical Instruments - Extremity Reconstruction Consistent growth in operating cash flows (>25% average annual growth over last 5 years) Competes in large, growing markets Diversified, high margin product portfolio Strong regenerative product technology base complements traditional medical devices

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD 07 Product revenue 14.7 17.6 42.9 71.6 93.4 117.8 185.6 229.8 277.9 419.4 258 Annual Revenues ($ in millions) Growth 12% 20% 144% 67% 30% 26% 58% 24% 21% 51% 45% CAGR = 45%

Integra NeuroSciences Integra Extremity Reconstruction Integra Medical Instruments Private Label Distribution Platforms

Revenue Summary Med/Surgical Equip Neuro/Ortho Implant 2006 0.6 0.4 Medical/Surgical Instruments Neuro/Ortho Implants YTD 2004 0.63 0.37 Neurosurgical and Orthopedic Implants Medical Surgical Equipment and Other

Spine Opportunity Integra Mozaik Osteoconductive Scaffold Estimated 450K spinal fusion procedures in the US Most spinal fusion procedures involve the use of a bone graft substitute These procedures represents an estimated $350 million market Strip Configuration Posterolateral Lumbar Putty Configuration Cervical Interbody Fusion

DuraGen Plus Adhesion Barrier 450,000 U.S. lumbar procedures per year 20% of those patients experience adhesion related complications No approved product for spinal adhesions in the US $320 million market opportunity 500 patient US Clinical Trial Expect PMA submission in 2009

Preparing for US Launch US Neurosurgery Sales Team 150 person direct sales team Selling to neurosurgeons Selling DuraGen Plus into spine for dural closure Integra Mozaik Osteoconductive Scaffold US Spine Specialist Team 20 person direct sales team Focus on orthopedic spine centers Selling DuraGen Plus into spine for dural closure Integra Mozaik Osteoconductive Scaffold Continue to build both sales organizations

Comprehensive Extremity Solutions Extremity Solutions Extremity Solutions Extremity Solutions Extremity Solutions

Integra Extremity Reconstruction: Rapidly Growing Position in the Market Market estimated at $750 million Fragmented market with limited focus from large orthopedic companies Primary sales call point: Orthopedic extremity surgeons Podiatric surgeons Plastic surgeons Extremity fixation and reconstruction implants Small bone and joint fixation Dermal regeneration Nerve and tendon repair

Extremity Reconstruction

Competitive Landscape

	Lower Extremity Recon ($260m, 10% CAGR)				Upper Extremity Recon ($330m, 10% CAGR)				Tissue Regeneration ($170m, 19% CAGR)		
	Hind Foot	Mid foot	Fore foot	Arthro-plasty	Upper Arm	Fore Arm	Hand	Arthro-plasty	Soft Tissue	Nerve	Tendon
Depuy	✓	✓	✓	✓		✓	✓	✓			
Synthes	✓	✓	✓		✓	✓	✓				
Zimmer	✓	✓	✓		✓	✓	✓	✓			
Integra	**✓**	**✓**	**✓**	**✓**		**✓**	**✓**	**✓**	**✓**	**✓**	**✓**
Wright Medical	✓	✓	✓	✓		✓	✓	✓	✓		✓
Stryker	✓	✓	✓		✓	✓	✓	✓		✓	
Smith & Nephew	✓	✓	✓		✓	✓	✓

Integra Extremity Reconstruction Sales Organization US Sales Organization Largest direct extremity reconstruction sales organization 75 sales professionals International Sales Organization Direct Reps in UK, France, Benelux, Germany, Switzerland and Canada Distributors in EMEA, Latin America, and Asia Pacific

Tendon Repair Nerve Repair Dermal Repair Lower extremity Extremity Reconstruction Implants Upper extremity

New Products



- Mid and Hind Foot Plating Systems
- Hintegra Revision Prosthesis
- Basal Osteotomy System
- 2.7mm Spin Screw
- BioBlock
- Panta® Nail
- Qwix™ Fixation Screw
- Kompressor Screw
- Large Uniclip
- TenoGlide™ Tendon Protector
- Metis Total Toe



















INTEGRA™

Pending acquisition of IsoTis Accell Technology - Only 2nd generation carrier technology which has osteoinductive potential Reverse Phase Medium - Enables products to flow at operating room temperature but thicken to gel when warmed to body temperature Highly Purified Type-I Collagen Provides sites for protein binding Biocompatibility and safety demonstrated in 10+ MM implants Neurosurgery Plastic / reconstructive surgery Orthopedic surgery Significant New Product Opportunities

Comprehensive Orthobiologics Portfolio (following transaction close)

Traditional DBMs	Next Generation DBMs	Synthetic Bone Graft substitute	BMPs	Soft Tissue repair
• DynaGraft II *– DBM in a reverse phase medium • OrthoBlast II *– DBM and cancellous bone in reverse phase medium	• Accell 100* – for use in contained defects • Accell Connexus* – Exceptional handling characteristics (RPM) • Accell TBM* – Shaped for key surgical applications	• Integra Mozaik™ – technology for bone formation	• OEM relationship with Medtronic and Wyeth	• DuraGen ®– collagen matrix for dural repair • DuraGen Plus ® Adhesion Barrier – in clinical trials for spine • NeuraGen® – for nerve self-repair • Integra® family of dermal repair products

Offerings across the continuum of bone graft substitutes

Market Size	$350 million (Traditional DBMs, Next Generation DBMs, Synthetic Bone Graft substitute)	$600million (BMPs)	$1 Billion (Soft Tissue repair)

*IsoTis Products

INTEGRA™

Why Invest in Integra? Market leading positions in niche markets - Neurosurgery - Surgical Instruments - Extremity Reconstruction Consistent growth in operating cash flows (>25% average annual growth over last 5 years) Competes in large, growing markets Diversified, high margin product portfolio Strong regenerative product technology base complements traditional medical devices

Thank You

A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed transaction. IsoTis intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of IsoTis are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about IsoTis, Integra and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by IsoTis with the Securities and Exchange Commission at the SEC’s website at www.sec.gov, at IsoTis’ website at www.isotis.com or by sending a written request to IsoTis at 2 Goodyear, Irvine, California 92618, attention: Director, Investor Relations.
IsoTis and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of IsoTis’ stockholders in connection with the proposed transaction will be set forth in IsoTis’ proxy statement for its special meeting. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.